EXHIBIT 32

The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. §1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Infonet Services Corporation, a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2005

/s/ JOSÉ A. COLLAZO
José A. Collazo Chief Executive Officer, President and Chairman of the Board

A signed original of this written statement required by Section 906 has been provided to Infonet Services Corporation and will be retained by Infonet Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Infonet Services Corporation, a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2005

/s/ AKBAR H. FIRDOSY
Akbar H. Firdosy Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Infonet Services Corporation and will be retained by Infonet Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.